BLACKROCK FUNDS II

BlackRock Global Dividend Income Portfolio

(the “Fund”)

Supplement dated March 7, 2013

to the Summary Prospectus dated November 28, 2012

On February 12, 2013, the Board of Directors (the “Board”) of BlackRock Funds II approved a change to the Fund’s investment objective to become effective April 8, 2013. The Fund currently has an investment objective “to seek to provide a level of current income that exceeds the average yield on global stocks generally.” This will continue to be an objective of the Fund, however, effective April 8, 2013, the Fund will expand its investment objective to include “long-term capital appreciation.”

Effective April 8, 2013, the following changes are made to the Summary Prospectus of the Fund.

The section of the Summary Prospectus captioned “Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of the BlackRock Global Dividend Income Portfolio (the “Global Dividend Income Portfolio” or the “Fund”) is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

Shareholders should retain this Supplement for future reference.

SPRO-GDIP-0313SUP